UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2026
_________________________________________
CURIOSITYSTREAM INC.
(Exact Name of Issuer as Specified in Charter)
_________________________________________

Delaware	001-39139	84-1797523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8484 Georgia Ave., Suite 700
Silver Spring, Maryland
(Address of principal executive offices)
20910
(Zip code)
(301) 755-2050
(Registrant’s telephone number, including area code)
_________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	CURI	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  o
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  o

Item 5.07     Submission of Matters to a Vote of Security Holders
On May 20, 2026, CuriosityStream Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) in a virtual format. Of the 59,287,600 shares of the Company’s common stock (the “Common Stock”) that were issued and outstanding as of March 27, 2026, the record date, and entitled to vote at the Annual Meeting, a total of 44,359,198 shares (74.82%) were present in person or represented by proxy, constituting a quorum for the transaction of business.
At the Annual Meeting, the stockholders:
i.elected three Class III directors to the Company’s board of directors to serve a three-year term expiring at the 2029 annual meeting of stockholders or until their respective successors are duly elected and qualified (the “Director Election Proposal”);
ii.did not approve an amendment to the CuriosityStream Inc. 2020 Omnibus Incentive Plan (“Plan”) to increase the number of shares of Common Stock authorized for issuance under the Plan from 10,725,000 shares to 11,725,000 shares (the “Plan Increase Proposal”);
iii.ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”); and
iv.approved, on an advisory basis, the compensation paid to the Company’s named executive officers (the “Executive Compensation Proposal”); and
v.approved, on an advisory basis, a frequency of one year for holding advisory votes on the compensation paid to our named executive officers.
Under the Company’s Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, the vote necessary to approve the Director Election Proposal was the affirmative vote of a plurality of the votes cast by the stockholders present or represented by proxy at the Annual Meeting and entitled to vote thereon. The vote necessary to approve the Auditor Ratification Proposal and the Executive Compensation Proposal was the affirmative vote of a majority of the votes cast by the stockholders present or represented by proxy at the Annual Meeting and entitled to vote thereon. The frequency for the advisory vote on executive compensation was determined by a plurality of the votes cast by the stockholders present or represented by proxy at the Annual Meeting and entitled to vote thereon. Pursuant to the terms of the Plan, the vote necessary to approve the Plan Increase Proposal was the affirmative vote of a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of the Company.
The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2026.
The voting results, as certified in the Final Report of the Inspector of Election, are as follows:
Proposal 1 - Election of Directors

DIRECTOR NOMINEES	VOTES FOR	WITHHELD	BROKER NON-VOTES
Matthew Blank	27,934,848	7,461,750	8,962,600
Jonathan Huberman	34,271,492	1,125,106	8,962,600
Mike Nikzad	30,462,987	4,933,611	8,962,600
Proposal 2 - Approval of Amendment to Omnibus Incentive Plan

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
28,879,878	6,447,041	69,788	8,962,600
Proposal 3 - Ratification of Appointment of Independent Auditor

VOTES FOR	VOTES AGAINST	ABSTAIN
44,237,825	81,585	39,788

Proposal 4 - Approval, on an Advisory Basis, of Executive Compensation

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
32,090,139	3,110,056	26,874	8,391,971
Proposal 5 - The Frequency of Future Advisory Votes on Executive Compensation

VOTES FOR 1 YEAR	VOTES FOR 2 YEARS	VOTES FOR 3 YEARS	ABSTAIN
34,545,744	38,924	685,445	126,485
All proposals, except for Proposal 2, were approved by the Company’s stockholders. Additionally, the stockholders recommended a frequency of one year for future advisory votes on executive compensation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CURIOSITYSTREAM INC.
Date: May 21, 2026

/s/ Tia Cudahy
Tia Cudahy
Chief Operating Officer